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                                                                  EXHIBIT 10.18D

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              FIRST AMENDMENT TO PARTICIPATION AGREEMENT, LEASE AND
                    DEVELOPMENT AGREEMENT, AND LOAN AGREEMENT

                            Dated as of May 15, 1998

                                      among

                  ASSET XI HOLDINGS COMPANY, L.L.C., as Lessor

                      EAGLE USA AIRFREIGHT, INC., as Lessee

                                       and

                        BANK ONE, TEXAS, N.A., as Lender

                     --------------------------------------

                                 Lease Financing
                         for EAGLE USA AIRFREIGHT, INC.
                  Corporate Headquarters and Warehouse Facility
                              Harris County, Texas

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              FIRST AMENDMENT TO PARTICIPATION AGREEMENT, LEASE AND
                    DEVELOPMENT AGREEMENT, AND LOAN AGREEMENT

            THIS FIRST AMENDMENT TO PARTICIPATION AGREEMENT. LEASE AND DEVELOPMENT AGREEMENT AND LOAN AGREEMENT (this "Amendment"), dated as of May 15, 1998, is among ASSET XI HOLDINGS COMPANY, a Massachusetts limited liability company, as Lessor, EAGLE USA AIRFREIGHT, INC., a Texas corporation, as Lessee, and BANK ONE, TEXAS, N.A., a national banking association, as Lender.

                                  WITNESSETH:

            WHEREAS, in accordance with the terms and provisions of that certain Participation Agreement dated as of January 10, 1997 among the parties hereto (the "Participation Agreement"), the Deed, the Lease, the Loan Agreement, the Note and the other Operative Documents (all as defined in the Participation Agreement), (i) the Lessor has acquired fee simple title in the Leased Property and has agreed to lease the Leased Property to the Lessee, (ii) the Lessee has agreed to construct certain Improvements for the Lessor, and (iii) the Lessor and the Lessee have obtained, and the Lender has provided, funding in the amount of $7,600,000 to pay a portion of the cost of acquisition and development of the Leased Property and (iv) Lessor made a Contribution from its own equity resources of $400,000 to pay a portion of the cost of acquisition and development of the Leased Property; and

            WHEREAS, the Lessee has requested an amendment to the Operative Documents to increase the amount of the Note to $8,075,000 and the amount of the Contribution to $425,000 in respect of Development Costs of the Leased Property; and

            WHEREAS, the Lender has agreed to reduce the interest rate and the Lessor has agreed to reduce the rate of the Contribution Return; and

            WHEREAS, the Lender and the Lessor each represent to the other that it has not received written notice of any Event of Default under the Lease; and

            WHEREAS, the Lender and the Lessor are prepared to enter into that certain Modification Agreement, dated of even date herewith (the "Modification Agreement"), pursuant to which the parties will agree to evidence the revision of the per annum rate of interest applicable to the Note and the rate of Contribution Return, and to increase the principal amount of the Note and the Contribution as aforesaid; and

            WHEREAS, the parties hereto desire to amend the Participation Agreement, Lease and Development Agreement and Loan Agreement and the other Operative Documents in a manner consistent with, as a condition precedent to the delivery of, the Modification Agreement;

            NOW, THEREFORE, in consideration of the mutual agreements contained in this Amendment and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

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                                    SECTION 1
                           DEFINITIONS; INTERPRETATION

            Appendix I of the Participation Agreement, the Lease and the Loan Agreement is hereby amended by deleting the definitions of the terms listed in Exhibit A attached hereto and inserting in lieu thereof the definitions therefor contained in said Exhibit A. Furthermore, said Appendix I is hereby amended by adding those defined terms set forth in Exhibit B attached hereto. Unless the context shall otherwise require, capitalized terms used and not defined herein shall have the meanings assigned thereto in Appendix I to the Participation Agreement, the Lease and the Loan Agreement before taking into account the amendments effected herein.

                                    SECTION 2
                           AMENDMENT OF LOAN AGREEMENT

            Section 2.4(b)(ii) of the Loan Agreement is hereby amended by deleting the same in its entirety and inserting in lieu thereof the following:

            (ii) LIBOR Rate Loans. With respect to each LIBOR Rate Loan, a rate per annum (the "Applicable LIBOR Rate") (A) during each Interest Period commencing prior to the Completion Date, equal to the Interim LIBOR Rate and (B) during each Interest Period commencing on and after the Completion Date, equal to the sum of the Adjusted LIBOR Rate for such Interest Period plus 1.45% per annum, payable monthly on each Loan Payment Date.

                                    SECTION 3
                          REPRESENTATIONS AND COVENANTS

            Effective as of the date of execution hereof, the Lessee and Lessor each represents and warrants to each of the other parties that each of the representations and warranties made by it in the Participation Agreement and the other Operative Documents remain true and correct in all material respects as of the Effective Date to the same extent and subject to the same qualifications as set forth in the Participation Agreement and the other Operative Documents.

                                    SECTION 4
                                   CONDITIONS

            The obligations of the Lessor and the Lender to enter into the Modification Agreement shall be subject to the fulfillment to the satisfaction of, or waiver by, each such party (acting directly or through its counsel) on or prior to the Effective Date of the following conditions precedent:

            (a) Documents. The following documents shall have been executed and delivered by the respective parties thereto:


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            (i) Title and Title Insurance. The Lessor and the Lender shall receive from the Title Insurance Company, respectively, endorsements to the Title Policies reflecting the recording of the Modification Agreement.

            (ii) Lessee's Resolutions and Incumbency Certificate, Etc. Each of the Lender and the Lessor shall have received (A) a certificate of the Secretary or an Assistant Secretary of the Lessee attaching and certifying as to (1) the resolution of the Lessee's Board of Directors (or an appropriate committee of such Board) duly authorizing the execution, delivery and performance by the Lessee of each Transaction Document to which the Lessee is or will be a party,
            (2) the incumbency and signatures of Persons authorized to execute and deliver Transaction Documents on the Lessee's behalf, (3) the Lessee's certificate of incorporation, certified as of a recent date by the Secretary of State of the state of the Lessee's incorporation and (4) the Lessee's by-laws and (B) a good standing certificate for the Lessee from the appropriate officer of the State of Texas.

            (iii) Recording Fees; Transfer Taxes. The Lender shall have received satisfactory evidence of the payment by the Lessee of all recording and filing fees and taxes with respect to any recordings or filings made of the Modification.

            (iv) Opinion of Lessee's Counsel. The opinion of Franklin, Cardwell & Jones, as special counsel to Lessee, dated the Effective Date, and being substantially in the form set forth in Exhibit H to the Participation Agreement and containing such other matters as the parties to whom such opinion is addressed shall reasonably request, shall have been delivered and addressed to each of the Lessor and the Lender.

            (v) Lessor's Resolution and Incumbency Certificate. The Lender shall have received a certificate of the managing member of the Lessor attaching and certifying as to (A) the managing member's resolution authorizing the execution, delivery and performance by it of each Transaction Document to which the Lessor is or will be a party and
            (B) the incumbency and signatures of Person(s) authorized to execute and deliver such documents on the Lessor's behalf.

            (vi) Opinion of Lessor's Counsel. The Opinion of Ropes and Gray, Boston, Massachusetts dated the Effective Date, substantially is the form of Exhibit I to the Participation Agreement shall have been delivered and addressed to each of the Lessee and the Lender.

            (vii) Governmental Authorizations. All authorizations, if any, required by an governmental authority for the operation of the Leased Property as a headquarters and warehouse facility, which are presently procurable.

            (b) Litigation. No action or proceeding shall have been instituted or, to the Lessee's knowledge, threatened nor shall any governmental action, suit, proceeding or investigation be instituted or, to the Lessee's knowledge, threatened before any Governmental Authority, nor shall any order, judgment or decree have been issued or, to the Lessee's knowledge, proposed to be issued by any Governmental Authority, to set aside, restrain, enjoin or prevent the performance of



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the Operative Documents or any of the Transaction Documents or any transaction contemplated hereby or thereby or which would materially adversely affect the Leased Property or any transaction contemplated by the Operative Documents or which would result in a Material Adverse Effect.

            (c) No Events. (i) No Default, Event of Default, Event of Loss or Event of Taking shall have occurred and be continuing and (ii) no action shall be pending or, to the Lessee's knowledge, threatened by a Governmental Authority to initiate a Condemnation or an Event of Taking.

            (d) No Material Adverse Effect. There shall not have occurred any event having a Material Adverse Effect since January 22, 1997.

            (e) Fees and Transaction Expenses. The Lessee shall have paid the reasonable fees and expenses of the Lessor, the Lender and their respective counsel.

                                    SECTION 5
                                  MISCELLANEOUS

            SECTION 5.1 Ratification of Operative Documents. Except as modified and amended hereby or by the other Transaction Documents, each of the Participation Agreement, the Lease, the Loan Agreement and the other Operative Documents shall each remain unmodified and in full force and effect.

            SECTION 5.2 Counterparts. This Amendment may be executed in any number of counterparts as may be convenient or necessary, and it shall not be necessary that the signatures of all parties hereto or thereto be contained on any one counterpart hereof or thereof. Additionally, the parties hereto agree that for purposes of facilitating the execution of this Amendment, (a) the signature pages taken from the separate individually executed counterparts of this Amendment may be combined to form multiple fully executed counterparts and
(b) a facsimile transmission shall be deemed to be an original signature for all purposes. All executed counterparts of this Amendment shall be deemed to be originals, but all such counterparts taken together or collectively, as the case may be, shall constitute one and the same agreement.




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            IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective duly authorized officers as of the day and year first above written.

                                     EAGLE USA AIRFREIGHT, INC., as Lessee
Witnesses:

                                     By:
- ----------------------------------      ---------------------------------------
                                     Name:
                                          -------------------------------------
                                     Title:
- ----------------------------------         ------------------------------------

                                     ASSET XI HOLDINGS COMPANY, L.L.C., as
                                     Lessor

                                     By    Asset Holdings Corporation I, a
                                           Delaware corporation, its managing
                                           member

                                           By:
- ----------------------------------            -----------------------------
                                           Name:
                                                ---------------------------
                                           Title:
- ----------------------------------               --------------------------

                                     BANK ONE, TEXAS, N.A., as Lender

                                     By:
- ----------------------------------      ---------------------------------------
                                     Name:
                                          -------------------------------------
                                     Title:
- ----------------------------------         ------------------------------------


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                                    EXHIBIT A
                                       TO
                   FIRST AMENDMENT TO PARTICIPATION AGREEMENT
               LEASE AND DEVELOPMENT AGREEMENT AND LOAN AGREEMENT

                               AMENDED DEFINITIONS


            "Contribution Return" means, as of any date of calculation, a pre-tax cumulative return on the balance of the Contribution outstanding from time to time, computed at a per annum rate equal to (a) during any period when a LIBOR Rate Loan is outstanding, (i) during each Interest Period commencing prior to the Completion Date, the Interim Rate and (ii) during each Interest Period commencing on or after the Completion Date, the sum of the Adjusted LIBOR Rate for such Interest Period plus 2.45% per annum; (b) during any period when either
(i) 100% of the principal balance of the Loan is a Base Rate Loan, or (ii) the Base Rate applies as a result of any circumstance described in Section 2.4 (f) of the Loan Agreement, the Base Rate; or (c) during any period when an Event of Default shall have occurred and remain uncured, the Overdue Rate; provided, however, that in none of the foregoing cases shall the applicable foregoing rate exceed the highest rate permitted by Applicable Law. During the period from the initial Funding Date to the Completion Date, Contribution Return shall be compounded on each Loan Payment Date as a result of a Contribution Advance to be deemed made pursuant to Section 2.2 (d) of the Participation Agreement. After the Completion Date, Contribution Return shall be payable on each Loan Payment Date from the proceeds of the Facility Rent payable by the Lessee on each such date and any amount of Contribution Return not so paid when due will bear interest at the Overdue Rate until paid in full (whether after or before judgment).

            "Equity Commitment" means $425,000, being the maximum amount of the Contribution which Lessor has committed to make under the Participation Agreement.

            "Interim LIBOR Rate" means, for any Interest Period, the per annum rate of interest equal to the sum of the Adjusted LIBOR Rate for such Interest Period plus 1.50% per annum.

            "Lease" means the Lease and Development Agreement dated as of January 10, 1997 between the Lessor and the Lessee, as amended by the Amendment to Agreements, together with all amendments and supplements thereto.

            "Loan Agreement" means the Loan Agreement dated as of January 10, 1997, between the Lender and the Lessor, as amended by the Amendment to Agreements, together with all amendments and supplements thereto.

            "Memorandum of Lease" means the Amended and Restated Memorandum of Lease.

            "Loan Commitment" means the aggregate amount of Loan Advances which Lender has committed to make under the Loan Agreement, up to the maximum principal amount of $8,075,000.


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            "Note" means the promissory note issued by Lessor to the Lender under the Loan Agreement to evidence the Loan, as amended by the Modification Agreement, together with any amendments or supplements thereto or replacements thereof.

            "Operative Documents" means the Participation Agreement, the Ground Lease, the Lease, the Security Agreement and Assignment, the Note, the Loan Agreement, the Assignment of Lease and Rents, the Mortgage, the Non-Disturbance and Attornment Agreement, the Pledge Agreement and the Modification Agreement.

            "Participation Agreement" means the Participation Agreement dated as of January 10, 1997 among the Lender, the Lessor and the Lessee, as amended by the Amendment to Agreements, together with all amendments and supplements thereto.

            "Recourse Deficiency Amount" means $__________; provided, however, if any amount of principal of the Note shall be prepaid following the occurrence of an Event of Loss or Event of Taking, then the Lessee may request the Financial Advisor to recalculate the amount of the Recourse Deficiency Amount utilizing the same formula, methodology and assumptions used to calculate the original Recourse Deficiency Amount. The Financial Advisor shall notify the Lessee, the Lessor and the Lender of the recalculated Recourse Deficiency Amount, which recalculation, in the absence of manifest error, shall be conclusive and binding upon the Lender, the Lessor and the Lessee.



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                                    EXHIBIT B
                                       TO
                   FIRST AMENDMENT TO PARTICIPATION AGREEMENT
               LEASE AND DEVELOPMENT AGREEMENT AND LOAN AGREEMENT

                                 NEW DEFINITIONS


            "Amendment to Agreements" means that certain First Amendment to Participation Agreement, Lease and Development Agreement and Loan Agreement among the Lender, the Lessee and the Lessor dated as of May 15, 1998, together with any amendments or supplements thereto.

            "Amended and Restated Memorandum of Lease" means that certain Amended and Restated Memorandum of Lease, dated as of May 15, 1998, by and between Lessor and Lessee, which describes the Lease and certain of its provisions and is intended to be recorded in the Harris County, Texas real property records.

            "Effective Date" means May 15, 1998.

            "Modification Agreement" means that certain Modification Agreement among the Lender, and the Lessor dated as of May 15, 1998, together with any amendments or supplements thereto.

            "Transaction Documents" means the Amendment to Agreements, the Modification Agreement and the Amended and Restated Memorandum of Lease.



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